                                   FORM 8-K

                                CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       April 16, 1998
                                                  -------------------------

                                  HUNTCO INC.
                               ----------------
            (Exact name of registrant as specified in its charter)


     Missouri                       1-13600                    43-1643751
-----------------           ----------------------          --------------
 (State or other           (Commission File Number)          (IRS Employer
  jurisdiction of                                          Identification No.)
  incorporation)



14323 S. Outer Forty, Suite 600N, Town & Country, Missouri          63017
----------------------------------------------------------        ---------
      (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code       (314) 878-0155
                                                  ---------------------------


                                Not applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item  5.     Other Events

Huntco Inc. (the "Company") issued a news release on April 16, 1998, with respect to its release of earnings for its three months ended March 31, 1998. This news release is incorporated herein by reference to Exhibit 99 attached hereto.


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                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTCO  INC.



By:         /s/ Robert J. Marischen
      -------------------------------------
      Robert J. Marischen,
       Vice Chairman & Chief Financial Officer

Date: April 16, 1998



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                                 EXHIBIT INDEX

     These Exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K:

 Exhibit No.                      Description
 -----------           ---------------------------------

     99                News release of April 16, 1998